UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 4, 2004

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20838	75-2396863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas		79705-5510
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7 -          Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.1	News release dated May 4, 2004 by Clayton Williams Energy, Inc. announcing first quarter 2004 results
99.2	The text portion of the conference call held by Clayton Williams Energy, Inc. held on May 4, 2004

Item 12 -                                                      Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in Item 12 of this report and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 4, 2004, the Company issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended March 31, 2004.  Also attached hereto as Exhibit 99.2 is the text portion of the conference call held by Clayton Williams Energy, Inc. on May 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date: May 10, 2004	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief Operating Officer

Date: May 10, 2004	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer